A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators August 6, 2026

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we”,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Scale and Early Mover Founded in 2019, NewLake is the second largest owner of cannabis real estate in the U.S.(1) and the only internally managed, publicly traded REIT focused exclusively on cannabis real estate. Experienced Team One of the most experienced teams focused on investing in cannabis real estate, outperforming peers and demonstrating consistent capital return to shareholders. Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12 year weighted average remaining lease term. Growth-Oriented Focus Structural tailwinds from recent regulatory catalysts enhance long-term growth profile of the cannabis industry with meaningful opportunity to convert illicit sales to the legal channel and expand consumer demand. Conservative Balance Sheet Net cash position with only $7.6 million outstanding debt and a debt-to-gross-assets of just 1.6%. One of the lowest- leveraged REITs in the sector. Attractive Relative to Peers Attractive dividend yield with an 88% AFFO Payout ratio supported by recurring revenue and lowest leverage among REIT peers. (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers(1) Founded in 2019 — 2021 IPO ~$435 Million Deployed — Invested & Committed Q2 2026 AFFO Payout Ratio of 88% — Solid Dividend Coverage 35 Owned Properties(2) — 13 States, 1.7 Million Square Feet <0.2x Debt to EBITDA — $82 Million Available Credit Facility 13.2% Wtd. Avg. Yield(3) — 2.6% Annual Rent Escalations Note: (1) Data as of June 30, 2026, unless otherwise noted. (2) Includes dispensary acquired on August 4, 2026. (3) Based on 31 leased properties as of June 30, 2026. 1.5% G&A Ratio — Low General and Administrative Expenses 11.6 Years Remaining Lease Term(3) — Weighted Average 79% Dividend Growth Since IPO — Q2 2026 vs. Q3 2021 32 Leased Properties(2) — 12 Cultivation, 20 Dispensaries

newlake.comOTCQX: NLCP 5 Experienced Management Team Management Anthony Coniglio President, CEO, & Director Co-Founded NewLake in 2019. Former CEO of Primary Capital Mortgage. 14 years at J.P. Morgan investment banking across multiple business lines. Public company board director. Lisa Meyer CFO, Treasurer & Secretary NewLake CFO since 2022 with deep real estate finance leadership experience. Former President & CFO of Western Asset Mortgage Capital Corporation (NYSE-listed REIT); prior experience includes Ernst &Young LLP, Northstar Realty Finance Corp. (NYSE-listed REIT), and FTI Consulting. Niki Krear Vice President of Acquisitions Former financial services experience at William Blair and Maranon Capital. Background in investment banking, private credit, and real estate investing. Board of Directors Gordon DuGan Chairman Formerly was CEO of W.P. Carey & CO., CEO of Gramercy Property Trust, and Chairman of the Board of INDUS Realty Trust Alan Carr Independent Director Co-Founder and CEO of Drivetrain LLC., Director at Unit Corporation and Former MD at Strategic Value Partners Joyce Johnson Independent Director Chairman of Pacific Gate Capital Management; Former Sr. MD of Relativity Capital & MD of Cerberus Capital Peter Martay Independent Director CEO of Pangea Properties. Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank Dina Rollman Independent Director Counsel at Sperling Kenny Nachwalter. Former SVP of Government Affairs at GreenThumb Industries Inc.

newlake.comOTCQX: NLCP 6 Cannabis Rescheduling & Emerging Industry Catalysts On April 22, 2026, Attorney General Blanche rescheduled medical marijuana to Schedule III, setting off a wave of regulatory, market, and capital tailwinds, including the first-ever NYSE listings of U.S. Cannabis companies. Federal Rescheduling Hemp Restrictions Banking & Capital • Eliminates 280E tax burden as Medical Cannabis Operators registered with the DEA are Federally legal businesses • Medical operators can deduct ordinary business expenses for the first time, materially improving cashflow and EBITDA • Stronger operating cash flow = stronger rent coverage = more resilient dividends for NewLake shareholders • Unregulated, untested, hemp-derived THC products compete directly with state-legal cannabis dispensaries • Enforced restrictions on these products redirect consumers to the state licensed, regulated market • Incremental demand flows to state-licensed operators whose cultivation facilities and dispensaries NewLake owns • SAFE Banking Act would allow federally insured institutions to serve cannabis businesses without federal prosecution risk • CLIMB Act would enable U.S. cannabis operators, and ancillary firms like NewLake, to uplist to major exchanges such as NYSE and NASDAQ, and allow access to traditional capital markets • Could attract new institutional investors as cannabis-related stigma in financial markets diminishes Moving medical cannabis from Schedule I, the most restrictive federal category, to Schedule III November 2026 Federal ban and state actions targeting hemp-derived THC products (delta-8, etc.) Legislative pathways to normalize financial services for state-licensed cannabis

newlake.comOTCQX: NLCP 7 NewLake is Focused on a Growing Industry Demand for Real Estate Capital Positions NewLake for Continued Growth Adult-Use & Medical Markets $37.6 $40.5 $54.1 2024 2025 2029 Bi llio ns Cannabis Industry Near-Term CAGR Source: BDSA • New states issuing medical cannabis licenses (i.e. TX and NE) • Limited medical states expanding programs (i.e. TX and GA) • Strong medical markets transitioning to adult use (i.e. PA and FL) • New adult-use states initiating sales (i.e. KY and MN) • Adult-use states with sales not yet available (i.e. VA) • Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT) State-Level Growth CatalystsAdult-Use Medical-Use Limited Medical CBD Only N/A * *sales not yet available

newlake.comOTCQX: NLCP 8 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 97% of the U.S. population (323 million people) reside in Medical Markets(1,2) • 53% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical CBD only markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 9 Four Engines of AFFO Growth 1 2 3 4 Embedded growth requiring no new capital with annual rent escalators averaging 2.6% across the portfolio Annual Rent Escalators Committed capital of $1.6M(1) will generate incremental rental income as capital gets deployed Funding Tenant Improvement Commitments 240k SF across three properties available for lease following tenant disruptions Leasing Available Properties Capacity to fund new sale-leasebacks, built-to-suit projects, and third-party acquisitions with available liquidity New Transaction Deployments (1) Includes dispensary acquired on August 4, 2026

newlake.comOTCQX: NLCP 10 Curaleaf 25.2% Cresco 15.0% Trulieve 12.1% C3 9.5% Cannabist 8.1% Calypso 7.8% Mint 6.7% CODES 5.9% Holistic(2) 3.5% Acreage(3) 3.4% PharmaCann 1.3% Wellgreens 1.1% Budr(4) 0.3% Tenant/Borrower Composition(1) Portfolio Overview Early Mover Advantage Created Diverse National Platform • 13 states* • 1.7M square feet* • 15 cultivation assets, 20 dispensaries* • Primarily limited-license jurisdictions (1) Calculated based on July 2026 annualized monthly contractual rent including management fees and interest income on our note receivable. (2) Prime Wellness is an Acreage subsidiary and our lease is guaranteed by Holistic Industries. (3) Guaranteed by Canopy USA. (4) Guaranteed by GTI. * Represents owned properties, including a dispensary acquired August 4, 2026

newlake.comOTCQX: NLCP 11 5.1x 3.9x 3.5x 3.2x 2.9x 2.5x FCPT NLCP EPRT BNL O GTY NewLake’s Underwriting Approach Tenant Quality Real Estate In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk Focus on strong financial profiles Experienced management teams Ability to raise capital Strong property level cashflows Above market four-wall coverage Most properties in/near major metropolitan areas Estimated Four-Wall2 Coverage Note: Data as of June 30, 2026; based on current rent for leased properties. 1 Cultivation licenses sourced from state reporting and management estimates. 2 NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q1 2026 property level financial information, when available, and management estimates based on Tenant reporting. Comparable REIT data based on Essential Properties Trust Q1 2026 Investor Presentation. 3 Includes one cultivation property owned by a single state entity but managed by an MSO 68% Public 32% Private 91% MSO(3) 9% SSO 91% Vertically Integrated in the State Cannabis Market Emphasis on limited-license jurisdictions Better operating environment for tenant More value created for real estate 155 63 33 21 21 OR WA MA MO PA IL FL Est. # of Cultivation Licenses Operating1 1,350 1,150

newlake.comOTCQX: NLCP 12 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15–20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

newlake.comOTCQX: NLCP 13 Tenant Composition by Annualized Base Rent Tenant Annualized Base Rent (%)(1) SF # of Leases Q1 2026(2) Tenant Information Revenue Adj. EBITDA(3) MSO / SSO Curaleaf 25.2% 462,947 10 $324 $63 MSO Cresco Labs 15.0% 232,184 3 $151 $33 MSO Trulieve 12.1% 144,602 1 $287 $100 MSO C3 Industries 9.5% 153,006 2 Private Co Private Co MSO The Cannabist Company 8.1% 80,718 4 $80(4) $3(4) MSO Calypso 7.8% 99,163 1 Private Co Private Co SSO Mint 6.7% 100,758 1 Private Co Private Co MSO CODES 5.9% 89,400 2 Private Co Private Co MSO Prime Wellness(5) 3.5% 30,625 1 Private Co Private Co MSO Acreage(6) 3.4% 38,380 1 Private Co Private Co MSO PharmaCann 1.3% 18,332 3 Private Co Private Co MSO Wellgreens 1.1% 2,470 1 Private Co Private Co SSO Budr(7) 0.3% 2,872 1 Private Co Private Co MSO Note: NewLake data is as of June30, 2026, unless otherwise noted 1) Calculated based on July 2026 annualized monthly contractual rent and includes management fees. 2) U.S dollars in millions, based on each company’s public securities filings and earnings release, available at www.sec.gov or www.sedar.com. 3) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings. 4) Represents Q3 2025 financial data. The Company has filed for Bankruptcy under Canadian Law. 5) Owned by Acreage Holdings and our lease is guaranteed by Holistic Industries. 6) Guaranteed by Canopy USA. 7) Guaranteed by GTI.

newlake.comOTCQX: NLCP 14 Portfolio Composition by State State Annualized Base Rent (%)(1) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 25.0% 312,421 13,116 325,537 4 4 Florida 20.7% 417,350 - 417,350 1 - Illinois 19.4% 255,257 17,727 272,984 2 4 Missouri 13.3% 176,378 - 176,378 2 - Massachusetts 8.5% 223,122 15,406 238,528 3 2 Arizona 6.7% 100,758 - 100,758 1 - Connecticut 2.5% 58,436 14,053 72,489 1 2 Ohio 1.7% - 20,249 20,249 - 4 California 1.1% - 2,470 2,470 - 1 Arkansas 0.5% - 7,592 7,592 - 1 North Dakota 0.5% - 4,590 4,590 - 1 Nevada - 56,536 - 56,536 1 - 1) Calculated based on July 2026 annualized rent and includes management fees.

newlake.comOTCQX: NLCP 15 Stockholders’ Equity $382 Million Invested & Committed Capital $435 Million Cash $26 Million Debt $8 Million Market Capitalization1 $324 Million Stock Price1 $15.75 Dividend Yield2 10.9% Common Shares Outstanding 20,580,766 Book Value per share $18.57 2Q26 Annualized Dividend3 $1.72 Target AFFO Payout Ratio 80% - 90% 2Q26 Revenue Annualized4 $48 Million G&A Expense Ratio5 1.5% Key Data Dividend Growth per Share Note: Data is as of June 30, 2026, unless otherwise noted. 1 Based on the August 4, 2026, closing price. 2 Calculated as Q2 2026 annualized dividend divided by the August 4, 2026, closing stock price. 3 Dividends for 2021 reflect a partial year following our August 2021 IPO. 2026 reflects the annualized Q2 2026 dividend of $0.43 per share, declared on June 12, 2026. 4 Calculated using annualized Total Revenue for the three months ending June 30, 2026. 5 Calculated using annualized general and administrative expenses, excluding stock-based compensation, for the three months ending June 30, 2026, over Total Assets as of June 30, 2026. $0.55 $1.44 $1.57 $1.70 $1.72 $1.72 2021 2022 2023 2024 2025 2026 33 Financial Overview

newlake.comOTCQX: NLCP 16 Investment Highlights Scale and Early Mover Founded in 2019, NewLake is the second largest owner of cannabis real estate in the U.S.(1) and the only internally managed, publicly traded REIT focused exclusively on cannabis real estate. Experienced Team One of the most experienced teams focused on investing in cannabis real estate, outperforming peers and demonstrating consistent capital return to shareholders. Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 12 year weighted average remaining lease term. Growth-Oriented Focus Structural tailwinds from recent regulatory catalysts enhance long-term growth profile of the cannabis industry with meaningful opportunity to convert illicit sales to the legal channel and expand consumer demand. Conservative Balance Sheet Net cash position with only $7.6 million outstanding debt and a debt-to-gross-assets of just 1.6%. One of the lowest- leveraged REITs in the sector. Attractive Relative to Peers Higher dividend yield with an 88% AFFO Q2 2026 payout ratio supported by recurring revenue and lowest leverage among REIT peers. (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 17 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ www.stonex.com Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- atbcm.atb.com BTIG --------------------------------------------------- www.btig.com Jones Trading --------------------------------------- 800.203.6611 Fidelity ------------------------------------------------ 800.972.2155 Ameriprise-------------------------------------------- 800.862.7919 Wells Fargo Advisors------------------------------ 877.573.7997 You can buy NewLake Capital shares on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

newlake.comOTCQX: NLCP 19 Quarterly Performance Summary 2026 2025 (In thousands, except share amounts) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Total Revenue $12,087 $12,309 $12,343 $12,587 $12,932 $13,209 General and Administrative Expense(1) $1,564 $1,573 $1,547 $1,301 $1,374 $1,832 General and Administrative Expense(1)/Total Revenues 12.9% 12.8% 12.5% 10.3% 10.6% 13.9% General and Administrative Expense(1)/Total assets 1.5% 1.5% 1.4% 1.2% 1.3% 1.7% Net Income Attributable to Common Stockholders $5,896 $5,775 $6,036 $6,666 $7,319 $6,297 Net Income Attributable to Common Stockholders Per Share - Diluted $0.29 $0.28 $0.29 $0.32 $0.36 $0.31 FFO Attributable to Common Stockholders – Diluted $9,857 $9,737 $10,020 $10,651 $11,352 $10,283 FFO per share – Diluted $0.47 $0.46 $0.48 $0.51 $0.54 $0.49 AFFO Attributable to Common Stockholders – Diluted $10,262 $10,091 $10,624 $11,022 $11,455 $10,724 AFFO per share – Diluted $0.49 $0.48 $0.51 $0.52 $0.55 $0.51 Payout Ratio 88% 90% 85% 82% 79% 84% $12,087 $12,309 $12,343 $12,587 $12,932 $13,209 Q2'26 1Q'26 Q4'25 3Q'25 2Q'25 1Q'25 Revenue $0.49 $0.48 $0.51 $0.52 $0.55 $0.51 Q2'26 Q1'26 Q4'25 Q3'25 Q2'25 Q1'25 AFFO $0.47 $0.46 $0.48 $0.51 $0.54 $0.49 Q2'26 Q1'26 Q4'25 Q3'25 Q2'25 Q1'25' FFO (1) General and administrative expenses excludes stock-based compensation

newlake.comOTCQX: NLCP 20 Balance Sheet (In thousands, except share amounts) June 30, 2026 December 31, 2025 Assets: Real Estate Land $22,903 $22,903 Building and Improvements 405,358 404,983 Total Real Estate 428,261 427,886 Less Accumulated Depreciation (64,654) (57,916) Net Real Estate 363,607 369,970 Real Estate Held for Sale 4,802 4,802 Cash and Cash Equivalents 25,762 23,937 In-Place Lease Intangible Assets, net 14,725 15,710 Loan Receivable, net (Current Expected Credit Loss of $51 and $71, respectively) 4,949 4,929 Other Assets 1,003 1,481 Total Assets $414,848 $420,829 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,078 $1,307 Revolving Credit Facility 7,600 7,600 Dividends and Distributions Payable 9,048 9,169 Security Deposits 6,748 6,728 Rent Received in Advance 1,405 1,013 Other Liabilities 91 324 Total Liabilities 25,970 26,141 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,580,766 and 20,552,632 Shares Issued and Outstanding, Respectively 206 205 Additional Paid-In Capital 447,704 447,185 Accumulated Deficit (65,670) (59,449) Total Stockholders' Equity 382,240 387,941 Noncontrolling Interests 6,638 6,747 Total Equity 388,878 394,688 Total Liabilities and Equity $414,848 $420,829

newlake.comOTCQX: NLCP 21 Statement of Operations For the Three Months Ended June 30, For the Six Months Ended June 30, (In thousands, except share amounts) 2026 2025 2026 2025 Revenue: Rental Income $11,786 $12,564 $23,548 $25,151 Interest Income from Loans 140 137 277 271 Fees and Reimbursables 161 231 570 720 Total Revenue 12,087 12,932 $24,395 $26,142 Expenses: Reimbursable Property Expenses 50 41 385 668 Property Carrying Costs 135 5 367 5 Depreciation and Amortization Expense 3,864 3,877 7,731 7,760 General and Administrative Expenses: Compensation Expense 976 670 1,958 1,875 Professional Fees 396 197 910 803 Other General and Administrative Expenses 540 554 916 964 Total General and Administrative Expenses 1,912 1,421 3,784 3,642 Total Expenses 5,961 5,344 12,267 12,075 Loss on Sale of Real Estate - (34) - (34) Provision for Current Expected Credit Loss 9 10 20 23 Income From Operations 6,135 7,564 12,148 14,056 Other Income (Expense): 78 91 152 177 Interest Expense (216) (210) (431) (384) Total Other Income (Expense) (138) (119) (279) (207) Net Income 5,997 7,445 11,869 13,849 Net Income Attributable to Noncontrolling Interests (101) (126) (199) (234) Net Income Attributable to Common Stockholders $5,896 $7,319 $11,670 $13,615 Net Income Attributable to Common Stockholders Per Share - Basic $0.29 $0.36 $0.57 $0.66 Net Income Attributable to Common Stockholders Per Share - Diluted $0.29 $0.35 $0.56 $0.66 Weighted Average Shares of Common Stock Outstanding – Basic 20,642,907 20,613,866 20,644,458 20,602,635 Weighted Average Shares of Common Stock Outstanding – Diluted 21,013,124 20,974,923 21,016,198 20,971,160

newlake.comOTCQX: NLCP 22 Non-GAAP Financial Information The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and six months ended June 30, 2026 and 2025, (in thousands, except share and per share amounts) For the Three Months Ended June 30, For the Six Months Ended June 30, (In thousands, except share amounts) 2026 2025 2026 2025 Net Income Attributable to Common Stockholders $5,896 $7,319 $11,670 $13,615 Net Income Attributable to Noncontrolling Interests 101 126 199 234 Net Income 5,997 7,445 11,869 13,849 Adjustments: Real Estate Depreciation and Amortization 3,860 3,873 7,722 7,751 Loss on Sale of Real Estate - 34 - 34 FFO Attributable to Common Stockholders – Diluted $9,857 $11,352 $19,591 $21,634 Provision for Current Expected Credit Loss (9) (10) (20) (23) Stock-Based Compensation 348 47 647 434 Non-Cash Interest Expense 67 67 135 135 Amortization of Straight-Line Rent Expense (1) (1) (1) (2) AFFO Attributable to Common Stockholders – Diluted $10,262 $11,455 $20,352 $22,178 FFO per share – Diluted $0.47 $0.54 $0.93 $1.03 AFFO per share – Diluted $0.49 $0.55 $0.97 $1.06

newlake.comOTCQX: NLCP 23 Lease Expiration Schedule(1) 0.8% 0.9% 3.5% 1.3% 35.7% 0.3% 57.5% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter Less than 2% of leases expiring in the next 6 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 2 9 0.6% $385 0.8% 2030 - - - - - 2031 2 15 1.0% $432 0.9% 2032 7 39 2.7% $1,698 3.5% 2033 2 10 0.7% $615 1.3% 2034 7 448 30.8% $17,081 35.7% 2035 2 9 0.6% $167 0.3% Thereafter 9 925 63.6% $27,516 57.5% Total 31 1,455 100.0% $47,894 100.0% (1) Data based on operational properties.

newlake.comOTCQX: NLCP 24 Cultivation Property List Tenant State City Date Acquired % Leased Square Feet Invested / Committed Capital $ Invested Committed Total $ Total $ PSF Acreage(1) Massachusetts Sterling 10/31/2019 100% 38,380 $9,787,999 - $9,787,999 $255 Prime Wellness(2) Pennsylvania Sinking Springs 10/31/2019 100% 30,625 $10,158,372 - $10,158,372 $332 C3 Industries Connecticut East Hartford 5/8/2024 100% 58,436 $4,973,093 - $4,973,093 $85 C3 Industries Missouri O'Fallon 4/1/2022 100% 94,570 $34,000,000 - $34,000,000 $360 Calypso Pennsylvania Erie 11/1/2021 100% 99,163 $32,013,378 - $32,013,378 $323 The Cannabist Company Illinois Aurora 12/23/2019 100% 32,802 $11,469,139 - $11,469,139 $350 The Cannabist Company Massachusetts Lowell 12/23/2019 100% 38,890 $14,777,302 - $14,777,302 $380 Cresco Labs Illinois Lincoln 12/31/2019 100% 222,455 $50,677,821 - $50,677,821 $228 Curaleaf Florida Mt. Dora 8/31/21 100% 417,350 $75,983,217 - $75,983,217 $182 CODES Missouri Chaffee 12/20/2021 100% 81,808 $21,132,965 $21,132,965 $258 Mint Arizona Phoenix 3/30/2021 100% 100,758 $21,815,268 - $21,815,268 $209 Trulieve Pennsylvania Mckeesport 10/31/2019 100% 144,602 $41,500,000 - $41,500,000 $287 Vacant Massachusetts Fitchburg 6/30/2021 0% 145,852 $42,275,000 - $42,275,000 $290 Vacant Pennsylvania Pottsville 6/30/2022 0% 38,031 $15,278,586 - $15,278,586 $402 Vacant Nevada Sparks 6/30/2022 0% 56,536 $13,578,804 - $13,578,804 $240 (1) Guaranteed by Canopy USA. (2) Prime Wellness is an Acreage subsidiary and our lease is guaranteed by Holistic Industries.

newlake.comOTCQX: NLCP 25 Dispensary Property List Tenant State City Date Acquired % Leased Square Feet Invested / Committed Capital $ In Place Total Invested Total $ PSF Budr(1) Connecticut Uncasville 10/31/2019 100% 2,872 $925,751 $322 The Cannabist Company Illinois Chicago 12/23/2019 100% 4,736 $1,127,931 $238 The Cannabist Company Massachusetts Greenfield 12/23/2019 100% 4,290 $2,108,951 $492 Cresco Labs Ohio Proctorville 2/19/2025 100% 5,807 $990,000 $171 Cresco Labs Ohio Bridgeport 4/25/25 100% 3,508 $875,000 $223 Curaleaf Illinois Chicago 1/31/2021 100% 5,040 $3,152,185 $625 Curaleaf North Dakota Minot 1/31/2021 100% 4,590 $2,011,530 $438 Curaleaf Connecticut Groton 2/28/2020 100% 11,181 $2,773,755 $248 Curaleaf Pennsylvania King of Prussia 1/31/2020 100% 1,968 $1,752,788 $891 Curaleaf Pennsylvania Brookville 6/12/2025 100% 4,167 $963,811 $231 Curaleaf Illinois Litchfield 1/31/2020 100% 1,851 $540,700 $292 Curaleaf Illinois Morris 1/31/2020 100% 6,100 $1,567,005 $257 Curaleaf Ohio Newark 2/28/2020 100% 7,200 $3,207,606 $446 Curaleaf Pennsylvania Morton 2/28/2020 100% 3,500 $2,111,999 $603 CODES Arkansas Little Rock 1/31/2020 100% 7,592 $1,964,801 $259 PharmaCann Pennsylvania Shamokin 2/28/2020 100% 3,481 $1,200,000 $345 PharmaCann Massachusetts Shrewsbury 2/28/2020 100% 11,116 $1,900,000 $171 PharmaCann Ohio Wapakoneta 11/4/2022 100% 3,735 $1,550,000 $415 Wellgreens California San Diego 12/23/2019 100% 2,470 $4,581,419 $1,855 (1) Guaranteed by GTI

Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254